H UR O N I 1 © 2023 Huron Consulting Group Inc. and affiliates.huronco sulti ggroup.comA P R I L 2 0 2 4 Huron Consulting Group Inc. Investor Presentation

H UR O N I 2 © 2023 Huron Consulting Group Inc. and affiliates. Forward-Looking Statements Statements in this presentation that are not historical in nature, including those concerning the company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” “goals,” “guidance,” or “outlook” or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward- looking statements contained herein include, without limitation: failure to achieve expected utilization rates, billing rates, and the necessary number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; di fficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in Huron's Annual Report on Form 10-K for the year ended December 31, 2023 that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

H UR O N I 3 © 2023 Huron Consulting Group Inc. and affiliates. Use of non-GAAP financial measures In evaluating the company’s financial performance and outlook, management uses EBITDA, adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income, adjusted diluted earnings per share, free cash flow and free cash flow yield which are non-GAAP measures. Management uses these non-GAAP financial measures to gain an understanding of the company's comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect the company's ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing their business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. Management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. Management has provided its outlook regarding adjusted EBITDA and adjusted diluted earnings per share, both of which are non-GAAP financial measures and exclude certain charges. Management has not reconciled these non- GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. Management is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the company's control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

H UR O N I 4 © 2023 Huron Consulting Group Inc. and affiliates. Our Business 2 H UR O N I 4

H UR O N I 5 © 2023 Huron Consulting Group Inc. and affiliates. Huron is a global professional services firm that partners with clients to develop growth strategies, optimize operations and accelerate digital transformation using an enterprise portfolio of technology, data and analytics solutions to create sustainable results for the organizations we serve Healthcare 49% Education 32% Commercial 19% Focused on Serving Enduring End Markets 43% of 2023 revenues derived from our Digital capability 2023 Revenue by Segment Total Revenues $1.4B 2023 Financial Results Demonstrate Strong Execution of our Strategy Companywide Highlights 20% Revenue growth year-over-year 70 bps Adjusted EBITDA margin(2) growth year-over-year 43% Adjusted Diluted EPS growth year-over- year Business Highlights 26% Healthcare segment revenue growth year-over-year 19% Education segment revenue growth year-over-year 9% Commercial segment revenue growth year-over-year 17% Digital capability revenue growth year-over-year (1) Commercial segment includes financial services, energy and utilities and all other industries. (2) See Appendix for a reconciliation of adjusted EBITDA margin and adjusted diluted EPS, both of which are non-GAAP measures. (1) (2)

H UR O N I 6 © 2023 Huron Consulting Group Inc. and affiliates. Financial Results Q1 2024 Q1 2023 Q1 2024 vs. Q1 2023 Total Revenue $356M $318M 12% growth Net Income $18M $13M 34% growth Adj. EBITDA margins(1) 9.5% 9.3% 20 bps increase Diluted EPS $0.95 $0.68 40% growth Adj. Diluted EPS(1) $1.23 $0.87 41% growth Net Debt(1) $555M $435M Increased $120M Free Cash Flow(1) ($140M) ($101M) Decreased $39M FY 2024 Guidance(3) Q1 2024 Commentary Revenue $1.46 – 1.54B Affirmed midpoint of $1.5 billion Adj. EBITDA margins(2) 12.8% – 13.3% Affirmed midpoint of 13.0% Adj. Diluted EPS(2) $5.60 - $6.10 Increased midpoint by $0.20 (1) See Appendix A for a reconciliation of our non-GAAP measures to GAAP results. (2) Management has not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. (3) Guidance is as of April 30th, 2024. Nothing herein should be construed as reaffirming, disaffirming or updating such guidance. Q1 2024 financial highlights

HURON | 7

Our strategy for driving increased shareholder value

#	Strategy	Result
1	**Leading Market Positions In Two Critical Industries** Focus: Accelerating growth in Healthcare and Education	Healthcare and Education revenues grew **23%** in 2023 over 2022
2	**Growing Presence in Commercial Industries** Focus: Expanding our growing credentials in commercial end markets	Commercial revenues represented **19%** of total company revenues in 2023
3	**Rapidly Growing Global Digital Capability** Focus: Advancing our integrated digital platform to support its strong growth trajectory	Digital revenues represented **43%** of total company revenues in 2023
4	**Solid Foundation for Growth and Margin Expansion** Focus: Executing on our primary revenue drivers and margin levers to achieve consistent growth and enhanced profitability	Adjusted EBITDA margins grew **70 bps** in 2023 over 2022
5	**Strong Balance Sheet and Cash Flows** Focus: Delivering 25%-50% of deployed capital as a return to shareholders via share repurchases	**$124M** of capital returned to shareholders via share repurchases in 2023

Medium Term Financial Targets:

- Low double-digit annual revenue growth
- Mid-teen % adjusted EBITDA margins by 2025
- High teen % annual EPS growth
- Strong annual cash flows with 25-50% targeted for share repurchases

© 2023 Huron Consulting Group Inc. and affiliates.

H UR O N I 8 © 2023 Huron Consulting Group Inc. and affiliates. Digital 43% Consulting and Managed Services 57% Capabilities Mix 2023 Revenue Compelling mix of industry-differentiated offerings Digital Helping organizations: (i) design and execute technology, data and analytic strategies that accelerate transformation, facilitate data-driven decision making, and improve the customer and employee experience and (ii) implement our industry-focused proprietary software products. Consulting and Managed Services Building on our long-term client relationships to help address a variety of strategic, operational, financial, people and organizational-related challenges by providing an array of consulting, managed services and outsourcing services that best address their unique needs. 87% of Digital revenue in 2023 was comprised of technology services revenue 13% of Digital revenue in 2023 was comprised of technology product revenue Industries of Focus Healthcare Education Financial Services Energy and Utilities Public Sector

H UR O N I 9 © 2023 Huron Consulting Group Inc. and affiliates. Our global enterprise platform is designed to provide a client-centric approach and bring the full breadth of Huron’s offerings to our industries of focus Healthcare Industry Education Industry Financial Services Industry Energy & Utilities Industry Other Commercial Industries DIGITAL ORGANIZATIONAL AND PEOPLE TRANSFORMATION Commercial STRATEGY (INNOSIGHT) Creates a platform for focused growth in the commercial industries GLOBAL DELIVERY PLATFORM Industry Aligned under a common go- to-market strategy across all of our firm-wide offerings in each industry with greater accountability to achieve our industry growth goals Aligned common capabilities across the enterprise to better drive operating efficiencies and elevate our collective market position across Consulting, Digital, and Managed Services Capability OPERATIONS

© 2023 Huron Consulting Group Inc. and affiliates. H UR O N I 1 0 Unlocking value for all stakeholders through our five key corporate social responsibility commitments We are committed to investing in our people and fostering a diverse and inclusive culture We serve clients in industries that have a significant impact on the health and well-being, education and economic growth of our communities We have a long tradition of supporting the communities where we live and work We are focused on protecting and preserving our planet for future generations ACHIEVING ENVIRONMENTAL PROGRESS We hold our directors, management and employees to the highest standards of integrity and principled business conduct MANAGING RESPONSIBLY SERVING OUR COMMUNITIES INVESTING IN OUR PEOPLE ADVANCING OUR CLIENTS’ MISSIONS 80%+ of our revenue is generated in mission-driven industries, including organizations in the education, healthcare, public sector and nonprofit sectors Encouraged ongoing learning and development, which resulted in 84% of our employees using our learning platform to access a diverse skill-building curriculum Supported 1,100 unique charitable organizations encompassing a diverse range of causes, including local food banks, relief agencies, programs aimed at empowering at-risk youth, and educational institutions Grew revenues at a compound annual growth rate of 17% from 2020 to 2023, while continuing to reduce our GHG emissions by more than 50% from our 2019 baseline Enhanced various policies and practices to ensure we operate at the highest standards of integrity Illustrative Actions Taken in 2023 For more details, see the Company’s 2023 Corporate Social Responsibility Report, which can be found in the investor relations section of the Company’s website, including our Sustainability Accounting Standards Board (SASB) Index Addendum, EEO-1 Statement and environmental impact data.

H UR O N I 1 1 © 2023 Huron Consulting Group Inc. and affiliates. Our Market Opportunity and Growth Initiatives

© 2024 Huron Consulting Group Inc. and affiliates. Operating in a large, growing professional services industry with core end markets facing significant disruption or regulatory change Education (2) $35B Healthcare (1) $53B $32B $95B $36B Title Total Addressable Market By Capability Consulting Managed Services Energy & Utilities (3) $18B Financial Services (5) $30B Federal (4) $26B Digital Total Addressable Market By Industry (1) Internal analysis coupled with data from IBIS World’s Healthcare Consultants report dated March 2023, Gartner’s 2023 Outlook Presentation: Enterprise IT Spending Forecast for Healthcare and Life Sciences, and Markets and Markets Revenue Cycle Management/RCM Market Global Forecast to 2026 dated August 2021. (2) Internal analysis coupled with data from the Integrated Postsecondary Education System (IPEDS), Gartner’s 2023 Outlook Presen tation: Enterprise IT Spending Forecast, and HERD and NIH Funding data. (3) Internal analysis coupled with data from IBIS World’s Energy & Utilities Consulting Services in the US Report dated March 2023, Gartner’s 2023 Outlook Presentation: Enterprise IT Spending Forecast for Power and Utilities and Gartner’s 2023 Outlook Presentation: Enterprise IT Spending Forecast for Oil and Gas. (4) Internal analysis coupled with data from Administrative Management and General Management Consulting Services Report (NAICS 5 41611), ITDashboard.gov,, Department of Defense Information Technology and Cyberspace Activities 2023 Budget Overview dated May 2022, and Gartner’s 202 3 Outlook Presentation: Enterprise IT Spending Forecast for Government. (5) Internal analysis coupled with data from Source Market Research’s The Financial Services Consulting Market in 2022-2023 report, and Gartner’s 2023 Outlook Presentation: Enterprise IT Spending Forecast for Financial Services.

HURON | 13

Healthcare industry overview

Providing Proven and Innovative Solutions to Address Key Industry Challenges

Performance Improvement

Managed Services

Digital Transformation

Strategy and Financial Advisory

People Transformation

- Increased economic challenges driven by strained cost structures and worsening payor mix
- Clinical delivery shifting from inpatient to outpatient settings
- Increased number of virtual care providers and disruptive entrants coming to market
- Consumer expectations shifting, including a desire for more virtual care
- Disruption in the workforce with personnel shortages, the war for talent and labor costs increasing
- Inadequate technology leading to a focus on digital transformation
- Greater focus on community impact, including social determinants of health and health equity

Healthcare Segment Revenue

2023


Non-Acute Care Providers
11%
$674 million
Acute Care Providers
89%

Revenue by Capability

2023


Digital
30%
Consulting
60%
Managed Services
10%
Performance Improvement
46%
Financial Advisory
5%
People Solutions
4%
Business Advisory
3%
Innosight
2%

Healthcare consulting and managed services and digital grew 30% and 16%, respectively, in 2023 as compared to 2022

© 2023 Huron Consulting Group Inc. and affiliates.

H UR O N I 1 4 © 2023 Huron Consulting Group Inc. and affiliates. Driving future growth in Healthcare STRONG MOMENTUM TO DATE • Grew total Healthcare segment revenues 26% in 2023 as compared to 2022 • Grew Healthcare industry consulting revenues 36% in 2023 as compared to 2022 • Grew Healthcare industry Digital revenues 16% in 2023 as compared to 2022 • Grew revenue cycle managed services offerings 4% in 2023 as compared to 2022 OPPORTUNITIES THAT LIE AHEAD STRENGTHENING OUR LEADING MARKET POSITION GROWING OUR CONSULTING OFFERINGS • Accelerating growth in revenue cycle consulting and managed services • Combining our strategic, digital and performance improvement capabilities to drive greater margin improvements for our clients • Advancing people transformation capabilities to help clients achieve greater workforce resiliency • Expanding our Innosight capability to further support our clients’ strategy and innovation needs • Integrating and advancing our healthcare-focused financial advisory offerings into our core offerings and client relationships • Advancing our financial distressed healthcare, consumer affordability, and growth strategy-related offerings • Expanding our federal health offerings ADVANCING OUR DIGITAL CAPABILITIES • Growing market share in our core healthcare digital services (e.g., EHR, ERP, CRM, etc.) and products • Further developing and deploying intelligent automation, analytics, and artificial intelligence services and products • Advancing and expanding our digital capabilities, including in data and advanced analytics (AI/ML)

HURON | 15

Education industry overview

Providing Proven and Innovative Solutions to Address Key Industry Challenges

Strategy and Innovation

Research Enterprise

Student and Alumni Strategy

Digital Transformation

Business Operations

People Transformation

- Disruption in the workforce and the war for talent is increasing
- Enrollment challenges increasing despite rise in applications
- Conventional research funding sources are becoming less stable and more uncertain
- Continued governmental scrutiny, including attention to conflicts of interest and foreign influence
- Increased pressure to modernize operations with shift to the cloud
- Financial profile creates opportunity for strategic investment and transformation
- Opportunities to drive more sustainable fundraising growth and improve the donor experience

Education Segment Revenue

2023



Research Institutes 3%
Other 5%
Administrative Unit or System Office 10%
$430 million
4-Year Public Institution 45%
4-Year Private Institution 37%

Have worked with all 100 of the top 100 research universities in the U.S.

Revenue by Capability

2023



Digital 50%
Consulting 45%
Strategy & Operations 23%
Research 22%
Managed Services 5%

Education digital and consulting and managed services grew 28% and 12%, respectively, in 2023 as compared to 2022

© 2023 Huron Consulting Group Inc. and affiliates.

HURON I 16

Driving future growth in Education

STRONG MOMENTUM TO DATE

- **Grew total Education segment revenues 19%** in 2023 as compared to 2022
- **Grew Education industry Digital revenues 28%** in 2023 as compared to 2022
- **Grew research managed services offerings 24%** in 2023 as compared to 2022
- **Grew Education industry consulting revenues 11%** in 2023 as compared to 2022

OPPORTUNITIES THAT LIE AHEAD

STRENGTHENING OUR LEADING MARKET POSITION

- Accelerating growth in research consulting and managed services
- Strengthening and expanding our strong competitive advantage in our strategy and operations offerings
- Continuing to gain momentum in student information systems (SIS) offerings, which represents a $6B total addressable market opportunity

GROWING OUR CONSULTING OFFERINGS

- Expanding our consulting offerings into new areas (e.g., athletics, M&A, talent strategy, etc.)
- Accelerating growth in student strategy and philanthropy, including capabilities acquired via Whiteboard Higher Education and GG+A
- Advancing analytics capabilities to further differentiate our consulting offerings

ADVANCING OUR DIGITAL CAPABILITIES

- Continuing to grow our core education digital service offerings (i.e., ERP, EPM, CRM, etc.)
  - Traditional HCM/FIN ERP offerings alone represent a $4B total addressable market opportunity
- Further investing in our Huron Research Suite product to gain additional market share and support full research outsourcing
- Strengthening our global delivery capabilities

© 2023 Huron Consulting Group Inc. and affiliates.

HURON | 17

Commercial industry overview

Providing Proven and Innovative Solutions to Address Key Industry Challenges

Financial Services

Energy and Utilities

Public Sector

Other Industries

Financial Services

- Growing financial and operational pressure stemming from continued economic uncertainty
- Increased scrutiny of capital adequacy being driven by current banking failures, compliance points of failure, presumably additional regulation

Energy and Utilities

- Strong financial positions fueling opportunistic M&A
- Increasing operational pressures from delayed capital spending stemming from lingering supply chain issues, inflation and the possibility of a recession

Public Sector

- Increased congressional oversight, technology upgrade requirements, and regulatory constraints
- Significant opportunity to advance public sector operations to more closely align with the private sector

All Industries

- Continued shift to the cloud and digitization
- Unleashing the next wave of productivity in increasingly competitive and financially challenging environments
- Continued focus on the power of data, advanced analytics and automation

Industries of Focus

Financial Services

Energy and Utilities

Public Sector

Opportunistically Serve All Other Industries

Personas of Focus:

- CEO
- CFO
- Chief Strategy Officer
- CHRO
- COO
- Organizational advisors, including lenders and law firms

Revenue by Capability

2023



Digital 65%
Consulting 35%
Financial Advisory 25%
Innosight 10%

In the Commercial segment, our financial advisory offerings grew 68% in 2023 as compared to 2022

© 2023 Huron Consulting Group Inc. and affiliates.

H UR O N I 1 8 © 2023 Huron Consulting Group Inc. and affiliates. Driving future growth in Commercial STRONG MOMENTUM TO DATE • Grew total Commercial segment revenues 9% in 2023 as compared to 2022 • Grew Commercial industry Consulting revenues 13% in 2023 as compared to 2022 • Grew Commercial industry Digital revenues 7% in 2023 as compared to 2022 O PPORTUNITIES THAT LIE AHEAD STRENGTHENING OUR PRESENCE IN THE COMMERCIAL INDUSTRIES GROWING OUR CONSULTING OFFERINGS • Integrating our strategy, digital and financial advisory capabilities into a comprehensive, global operating platform that accelerates growth across all our industries • Further establishing our foothold in oil and gas while expanding into new sectors within the Energy & Utilities value chain • Broadening our client base within the Federal government • Deepening our industry expertise in our strategy offerings • Capitalizing on favorable market conditions for our special situations offerings • Further diversifying and growing our financial advisory offerings, including in public finance advisory, bank regulatory advisory, and real estate advisory ADVANCING OUR DIGITAL CAPABILITIES • Building our industry expertise and IP into additional technology-related services and products • Growing market share in our core commercial digital services (e.g., EHR, ERP, CRM, etc.) • Advancing and expanding our digital capabilities, including in advanced data and analytics (AI/ML) • Scaling our technology-related managed services to strengthen our recurring revenue base

H UR O N I 1 9 © 2023 Huron Consulting Group Inc. and affiliates. Our Proven Results 2 H UR O N I 1 9

H UR O N I 2 0 © 2023 Huron Consulting Group Inc. and affiliates. Delivering proven results for our clients Illustrative case studies Mon Health System, in collaboration with Huron, employed disease prediction modeling to pinpoint individuals at high risk for lung cancer within their community, where the disease posed a significant threat. Utilizing the Huron Intelligence® Analytic Suite, they developed a predictive algorithm that facilitated the early identification of at-risk individuals, leading to targeted patient outreach and subsequent screening. This strategic initiative enabled over 800 patients to commence potentially lifesaving treatments, exemplifying a successful integration of advanced analytics and patient-centered communication in healthcare. The process not only streamlined the detection and treatment of lung cancer but also set a precedent for using data-driven approaches in managing other health conditions, with plans to expand the technology for predicting diseases like breast cancer and knee replacements. This approach demonstrated a significant shift towards proactive healthcare, enhancing the overall health and wellness of the community served by Mon Health System. A regional state-chartered bank based in the Northeastern U.S. partnered with Huron to upgrade its financial planning and analysis processes using Workday Adaptive Planning, focusing on modernization and integration. The initiative aimed at user-friendliness and minimizing maintenance, leveraging Huron's financial services expertise to create a banking-specific planning framework. This approach included proprietary accelerators and a phased implementation plan, leading to significant efficiency gains, enhanced insights, and greater accuracy. The results were a reduction in planning time, productivity savings, decreased need for additional staffing, improved FP&A team morale, reduced turnover, and a strong return on investment over three years. The project also promoted better collaboration and accuracy with standardized tools, following a roadmap from foundational setup to ongoing optimization. Note: For additional case studies, visit the Insights page on the Huron website. Huron played a crucial role in Baylor University's pursuit of R1 recognition and research excellence. They conducted a thorough assessment and helped redefine research administration roles and processes, creating a scalable team to support proposal and award activities. By implementing an enhanced faculty service delivery model and Oracle Cloud technology, Huron improved efficiency, transparency, and accountability. The university's commitment to innovation and collaboration, coupled with Huron's guidance, led to outstanding results. Baylor secured a $43.4 million research grant, achieved record National Science Foundation CAREER grants, increased research expenditures by 28%, and boosted research doctorates awarded by 34%, marking a transformative journey towards academic excellence and R1 status.

H UR O N I 2 1 © 2023 Huron Consulting Group Inc. and affiliates. Our Digital Capability 2 H UR O N I 2 1

HURON | 22

Grew a $580M Digital platform since 2010 through organic investments and $200M+ in deployed capital

Illustrative investments

Huron's Digital Journey
2013 to Present

2013
- Acquired Blue Stone International (Oracle EPM)
- **11% of total company revenue generated by Digital capability** ***(Mix of Oracle services and software products)***

2014
- Entered Workday Partnership
- Acquired Vonlay (EHR) and Threshold Consulting (Data and Analytics)

2015
- Entered Salesforce partnership
- Acquired Rittman Mead India (Global Delivery) and Cloud62 (CRM)

2016
- Entered into Cerner and Meditech partnerships
- Acquired ADI Strategies (EPM, Analytics and Financial Services Regulatory & Compliance) and HSM (EHR)

2017
- Expanded into intelligent automation (RPA)

2018
- Invested in Oracle commercial ERP capabilities
- Expanded into Workday Healthcare
- Entered AWS partnership

2019
- Invested in Oracle Healthcare expansion
- Expanded into Workday Commercial and Adaptive Planning
- Invested in machine learning and predictive modeling analytics

2020
- Entered Informatica Partnership
- Acquired ForceIQ (CRM) and B3i Analytics (Proprietary Research Analytics)

2021
- Acquired Unico Solution (Data and Analytics) and Perception Health (Proprietary Healthcare Analytics)

2022
- Acquired AIM DATA (Data Governance and Platforms) and Customer Evolution (Digital Marketing and CRM)
- Expanded into ServiceNow and Snowflake
- Invested in advanced analytics / AI expansion (Predictive modeling and digital twins)

2023
- Acquired Roundtable Analytics, Inc. (Proprietary Healthcare Analytics)
- Expanded into cloud migration and cloud infrastructure
- Invested in generative AI through partnerships with Microsoft and AWS
- **43% of total company revenues generated by Digital capability**

© 2023 Huron Consulting Group Inc. and affiliates.

HURON | 23

Deeply integrating our industry focus with our Digital capabilities to strengthen our competitive advantage and accelerate growth

Providing Proven and Innovative Solutions to Address Key Industry Challenges

Technology Strategy & Advisory

Pre-Implementation

Implementation

Optimization

Managed Services

Healthcare

- Leveraging technology to generate cost savings and catalyze organizational growth
- Improving business and clinical operations with technology-led innovation and reimagined care delivery models, including virtual care

Education

- Need to modernize operations with a shift to the cloud
- Connecting seamlessly throughout the student's collegiate journey (pre-, during and post-graduation)
- Providing researchers with innovative support models

Commercial

- Continued shift to the cloud and digitization
- Unleashing the next wave of productivity in increasingly competitive and financially challenging environments
- Continued focus on the power of data, advanced analytics and automation

All Industries

- Delivering on the power of a data-driven enterprise through the use of analytics, machine learning and artificial intelligence (AI)

Digital Capability Revenue 2023


Commercial
29%
Education
37%
Healthcare
34%
$580
million

Recognized partner to over **25+** technology vendors

ORACLE | Partner

Workday Partner Innovation Awards

Workday Services Partner

aws partner network

blueprism

UiPath Partner

Informatica | Platinum Partner

salesforce PARTNER SINCE 2011

salesforce.org CONSULTING PARTNER

2023 Salesforce Partner Innovation Award in Education

Cerner

boomi ELITE PARTNER

MEDITECH

Epic

© 2023 Huron Consulting Group Inc. and affiliates.

H UR O N I 2 4 © 2023 Huron Consulting Group Inc. and affiliates. Our Financial Outlook 2 H UR O N I 2 4

H UR O N I 2 5 © 2023 Huron Consulting Group Inc. and affiliates. Strong 2023 performance demonstrates commitment to consistent revenue growth and margin expansion 26% Healthcare segment revenue growth year-over-year 19% Education segment revenue growth year-over-year 17% Digital capability revenue growth year-over-year 20% Revenue growth year-over-year 70 bps Adjusted EBITDA margin growth year-over-year 43% Adjusted Diluted EPS growth year-over-year COMPANYWIDE HIGHLIGHTS 9% Commercial segment organic revenue growth year-over-year BUSINESS HIGHLIGHTS (1) (1) (1) See Appendix for a reconciliation of adjusted EBITDA margin and adjusted diluted EPS, both of which are non-GAAP measures.

HURON | 26

Building on our primary revenue drivers to achieve consistent revenue growth


Revenue
($ in millions)
Low double-digit % annual growth
$844
$906
$1,132
$1,362
$1,460 – $1,540
2020
2021
2022
2023
2024 Guidance

Low double-digit percentage growth target expected to be driven by organic revenue

- Strong market tailwinds create growth opportunities in each of our core end markets and capabilities
- Deep industry client relationships with opportunities in which to expand wallet share by strengthening collaboration across industries and capabilities
- Accelerating growth in areas with recurring revenue

(1) Guidance is as of April 30th, 2024. Nothing herein should be construed as reaffirming, disaffirming or updating such guidance.

© 2023 Huron Consulting Group Inc. and affiliates.

H UR O N I 2 7 © 2023 Huron Consulting Group Inc. and affiliates. Building on our primary revenue drivers, including our foundation of recurring revenue, to drive consistent growth Other recurring revenue models generated approx. 2% of total company revenues in 2023 Multi-year strategic and digital transformations have historically represented more than 25% of total company revenues Managed services generated 7% of total company revenues in 2023 of which approx. 50% was recurring Healthcare and Education products generated approx. 5% of total company revenues in 2023 90% of Huron’s revenue in 2023 was from repeat clients, including 12 clients who have worked with Huron each year since 2004 ANNUAL RECURRING REVENUES COMPRISED 11% OF TOTAL COMPANY REVENUES IN 2023 ADDITIONAL RECURRING REVENUE MODELS Multi-year subscription- based contracts or business models with new recurring revenue streams MULTI-YEAR TRANSFORMATIONS Multi-year strategic or digital transformation engagements MANAGED SERVICES Multi-year managed services and/or outsourcing engagements that take on more permanent roles in a clients’ operating structure PRODUCTS AND ACCELERATORS Digital products or accelerators drive recurring revenue and/or new consulting engagements DEEP CLIENT RELATIONSHIPS Sticky client relationships lead to new or expanded engagement opportunities

H UR O N I 2 8 © 2023 Huron Consulting Group Inc. and affiliates. Adjusted EBITDA margin % is on a trajectory to achieve mid-teen % in 2025 10.3% 10.8% 11.6% 12.3% 20 20 20 21 20 22 20 23 20 24 Gu idance Uti li zati on Improvem ent Prici ng E nhance men t SG& A Scal in g Gl oba l De livery Mix Bu si ness Mix Shift Investm ents for Grow th 20 25 Adjusted EBITDA Margin %(1) Committed to annual expansion while maintaining flexibility to optimally manage the business • Operating income margin expansion driven by improved utilization and pricing and shift in business mix • Improved SG&A leverage to continue as we scale the business • Approx. 30%(4) of total employee base is based in India in 6 cities across multiple capabilities: digital services and products, managed services, and corporate functions • Commitment to margin expansion includes continued investments in organic and inorganic growth and mix shift to digital offerings Mid-teen % (1) See Appendix for a reconciliation of adjusted EBITDA margin %, a non-GAAP measure. (2) Business mix shift represents the impact of the rapid growth of our Digital capability, which has lower margins than our Consulting and Ma naged Services capability. (3) Guidance is as of April 30, 2024. Nothing herein should be construed as reaffirming, disaffirming or updating such guidance. (4) Headcount as of December 31, 2023 (2) (3) 12.8% – 13.3%

© 2022 Huron Consulting Group Inc. and affiliates. H UR O N I 2 9 Rapidly growing global delivery platform enables Huron to accelerate growth and expand margins 300+ 410+ 550+ 840+ 1570+ 2075+ 2018 2019 2020 2021 2022 2023 India Headcount Growth Digital 52% Managed Services 31% Corporate 17% India Headcount 5-Year CAGR 47% 2023

H UR O N I 30 © 2023 Huron Consulting Group Inc. and affiliates. Healthy balance sheet and strong cash flows create flexibility to return capital to shareholders and drive future growth $120 $21 $61 $100 $115 - $145 9.3% 1.9% 4.1% 4.9% 0% 5% 10% 15% 20% $- $40 $80 $120 2020 2021 2022 2023 2024 Guidance F re e C a sh F lo w Y ie ld $ in m ill io n s Free Cash Flow(3) (1) 2021 free cash flow is adjusted for the impact of our Life Sciences divestiture, which excludes transaction -related employee and third-party costs as well as estimated tax payments and net working capital adjustments. 2021 free cash flow yield is lower than historical amounts, reflecting record low DSO as of December 31, 2020 and the pull forward of certain cash receipts into Q4 2020, the repayment in 2021 of 2020 FICA deferrals under the CARES ACT, and a DSO higher than our target of 60 days as of December 31, 2021 due to the impact of certain larger projects with extended contractual payment terms. (2) As of December 31, 2023, the Company had $86M remaining under its share repurchase authorization. (3) See Appendix for a reconciliation of free cash flow and free cash flow yield, both of which are non-GAAP measures. (4) Cash flows from operating activities of $155 million to $185 million less capital expenditures of $40 million. Guidance is as of April 30th, 2024. Nothing herein should be construed as reaffirming, disaffirming or updating such guidance . • Based on our revenue and adjusted EBITDA margin % expectations, we anticipate having $750 million to $1 billion available for deployment over the five-year period ending in 2027 • Targeting 25%-50% of deployed capital returned to shareholders via share repurchases through 2025(2) • Invest in the business to strengthen our competitive position, including through the execution of strategic, tuck-in M&A • Manage debt levels to achieve approximately 2.0x leverage ratio Strategic capital deployment framework balances growth, flexibility and return of capital to shareholders (1) Expected Deployment of Capital 5-Year Framework (2022 to 2027) • Target 25%-50% in annual share repurchases • 50%-75% available to invest in our business, inclusive of M&A and organic investment in our consulting, digital and managed services capabilities (4)

H UR O N I 31 © 2023 Huron Consulting Group Inc. and affiliates. Disciplined approach to M&A will continue to provide opportunities to accelerate growth Criteria used to evaluate acquisition opportunities 1. Aligns with our business strategy • Expands our capabilities into adjacent offerings • Strengthens our industry expertise 2. Enhances our financial strategy • Has a strong growth trajectory on a standalone basis • Is accretive to EBITDA margins 3. Are a strong cultural fit • Two-thirds of our recent acquisitions were Huron partners or teams we worked side- by-side with at a client prior to discussing a potential transaction Strengthening our track record of success • Huron named Informatica’s 2022 North America Partner of the Year, building on the combined strength of Huron’s data management and analytics capabilities and our acquisitions of Unico Solution and AIMDATA (closed in 2021 and 2022, respectively) • Huron is the market leader ranked #1 in the Digital Rounding – 2024 Best in KLAS® report, building on Huron’s acquisition of MyRounding (closed in 2016) Recent Acquisitions

H UR O N I 32 © 2023 Huron Consulting Group Inc. and affiliates. Disciplined and balanced capital allocation framework underscores commitment to growth and returning capital to shareholders Operating in a large, growing professional services industry with core end markets facing significant disruption and/or regulatory change Supporting sustained and consistent revenue growth through expansion in areas of greatest growth potential, capitalizing on industry tailwinds and growing global digital platform New operating model and focused execution on improved profitability creates significant room for margin expansion Leading global consultancy with deep industry focus and growing digital and managed services capabilities A clear and compelling investment thesis STRONG CASH FLOW AND BALANCE SHEET MEANINGFUL GROWTH OPPORTUNITY IN OUR CORE INDUSTRIES EXPANSION OF INDUSTRY EXPERTISE AND CAPABILITIES MATERIAL MARGIN EXPANSION OPPORTUNITY A PREEMINENT GLOBAL CONSULTANCY AND DIGITAL PARTNER

H UR O N I 33 © 2023 Huron Consulting Group Inc. and affiliates. Appendix

H UR O N I 34 © 2023 Huron Consulting Group Inc. and affiliates. Reconciliations of non-GAAP measures Reconciliation of net income (loss) from continuing operations to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) (in millions) 2020 2021 2022 2023 Q1 2023 Q1 2024 Revenues $ 844 $ 906 $ 1,132 $ 1,362 $ 318 $ 356 Net income (loss) from continuing operations (24) 63 76 62 13 18 Add back: Income tax expense (benefit) (10) 17 33 21 2 (0) Interest expense, net of interest income 9 8 12 20 4 5 Depreciation and amortization 30 26 28 26 7 6 EBITDA $ 5 $ 115 $ 149 $ 129 $ 27 $ 29 Add back: Restructuring and other charges 21 12 10 12 2 2 Litigation and other (gains) / losses, net (0) 0 (0) (0) 0 2 Unrealized (gains) / losses on preferred stock investment (2) - (27) 26 - - Goodwill impairment charges 60 - - - - - (Gain) / loss on sales of businesses 2 (32) - - - - Transaction-related expenses 1 2 0 0 - 1 Foreign currency transaction (gains) / losses, net (0) 0 (1) 0 0 (0) Adjusted EBITDA $ 87 $ 98 $ 131 $ 167 $ 30 $ 34 Adjusted EBITDA as a percentage of revenues 10.3% 10.8% 11.6% 12.3% 9.3% 9.5%

H UR O N I 35 © 2023 Huron Consulting Group Inc. and affiliates. Reconciliations of non-GAAP measures Reconciliation of net income (loss) from continuing operations to adjusted net income from continuing operations (in millions, except earnings per share) 2020 2021 2022 2023 Q1 2023 Q1 2024 Net income (loss) from continuing operations $ (24) $ 63 $ 76 $ 62 $ 13 $ 18 Weighted average shares – diluted 22 22 21 20 20 19 Diluted earnings (loss) per share (EPS) from continuing operations $ (1.08) $ 2.89 $ 3.64 $ 3.19 $ 0.68 $ 0.95 Add back: Amortization of intangible assets 13 9 11 8 2 2 Restructuring and other charges 21 12 10 12 2 2 Litigation and other (gains) / losses, net (0) 0 (0) (0) 0 2 Goodwill impairment charges 60 - - - - - Unrealized (gains) / losses on preferred stock investment (2) - (27) 26 0 - (Gain) / loss on sales of businesses 2 (32) - - - - Transaction-related expenses 1 2 0 0 - 1 Non-cash interest on convertible notes - - - - - - Tax effect (23) 2 2 (12) (1) (2) Total adjustments, net of tax 72 (6) (4) 34 4 5 Adjusted net income from continuing operations $ 48 $ 57 $ 71 $ 96 $ 17 $ 23 Adjusted weighted average shares – diluted 22 22 21 20 20 19 Adjusted diluted EPS from continuing operations $ 2.15 $ 2.61 $ 3.43 $ 4.91 $0.87 $1.23

H UR O N I 36 © 2023 Huron Consulting Group Inc. and affiliates. Reconciliations of non-GAAP measures Reconciliation of cash from operating activities to free cash flow (in millions) 2020 2021 2022 2023 Q1 2023 Q1 2024 Cash from operating activities $ 137 $ 18 $ 85 $ 135 $ (92) $ (131) Less: Capital expenditures (17) (16) (24) (35) (9) (9) Free cash flow $ 120 $ 2 $ 61 $ 100 $ (101) $ (140) Add back: Life Sciences divestiture(1) - 19 - - - - Adjusted free cash flow [A] $ 120 $ 21 $ 61 $ 100 $ (101) $ (140) Weighted average shares – diluted [B] 22 22 21 20 End of period stock price [C] $ 58.95 $ 49.90 $72.60 $102.80 Free cash flow yield (A / B / C) 9.3% 1.9%(2) 4.0% 4.9% (1) 2021 free cash flow is adjusted for the impact of our Life Sciences divestiture, which excludes transaction -related employee and third-party costs as well as estimated tax payments and net working capital adjustments. (2) 2021 free cash flow yield is lower than historical amounts, reflecting record low DSO as of December 31, 2020 and the pull forward of certain cash receipts into Q4 2020, the repayment in 2021 of 2020 FICA deferrals under the CARES ACT, and a DSO higher than our target of 60 days as of December 31, 2021 due to the impact of certain larger projects with extended contract ual payment terms.